                          Van Kampen American Capital


                                  REAL ESTATE
                                SECURITIES FUND


                              Semi-Annual Report
                                 June 30, 1997




                               [INSERT GRAPHIC]




              ---A Wealth of Knowledge . A Knowledge of Wealth---
                          Van Kampen American Capital

              Table of Contents

Letter to Shareholders....................  1
Performance Results.......................  3
Portfolio Highlights......................  4
Portfolio Management Review...............  5
Portfolio of Investments..................  7
Statement of Assets and Liabilities....... 10
Statement of Operations................... 11
Statement of Changes in Net Assets........ 12
Financial Highlights...................... 13
Notes to Financial Statements............. 16

                            Letter to Shareholders

[PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

July 24, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in


                                       1                   Continued on page two
short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.

     By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.


Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.

     We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


Don G. Powell                                  Dennis J. McDonnell
Chairman                                       President
Van Kampen American Capital                    Van Kampen American Capital
Asset Management, Inc.                         Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

            Van Kampen American Capital Real Estate Securities Fund


                                              A Shares    B Shares     C Shares
Total Returns

Six-month total return based on NAV/1/.......    6.19%       5.81%        5.82%
Six-month total return/2/....................    1.13%       1.81%        4.82%
One-year total return/2/.....................   30.74%      32.20%       35.23%
Life-of-Fund average annual total return/2*/.   16.80%      17.09%       17.86%
Commencement Date............................ 06/09/94    06/09/94     06/09/94

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/*/ Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

            Van Kampen American Capital Real Estate Securities Fund

Top Ten Holdings as a Percentage of Long-Term Investments

                                                   As of             As of
                                               June 30, 1997   December 31, 1996

Chateau Properties, Inc..........................   5.5%   ......... N/A
American General Hospitality Corp................   5.1%   ......... 1.6%
Nationwide Health Properties, Inc................   4.8%   ......... 1.8%
Essex Property Trust, Inc........................   4.0%   ......... N/A
Urban Shopping Centers, Inc......................   3.8%   ......... 1.0%
Brandywine Realty Trust..........................   3.7%   ......... N/A
Omega Healthcare Investors, Inc..................   3.7%   ......... 2.8%
Bay Apartment Communities, Inc...................   3.5%   ......... 3.0%
First Union Real Estate Investments..............   2.9%   ......... N/A
Avalon Properties, Inc...........................   2.9%   ......... 2.1%
N/A = Not Applicable

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

              As of June 30, 1997

              Office/Industrial........................   25.2%
              Apartments...............................   19.6%
              Hotel & Lodging..........................   13.9%
              Shopping Malls...........................   11.1%
              Healthcare Facilities....................   10.4%

              As of December 31, 1996

              Office/Industrial........................   29.5%
              Apartments...............................   20.6%
              Hotel & Lodging..........................   13.3%
              Shopping Centers.........................   12.9%
              Shopping Malls...........................   10.8%

                          Portfolio Management Review

            Van Kampen American Capital Real Estate Securities Fund

We recently spoke with the management team of the Van Kampen American Capital Real Estate Securities Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team is led by portfolio managers Russell C. Platt and Theodore R. Bigman of Morgan Stanley Asset Management (MSAM). The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q What were the market conditions in which the Fund operated over the past six months?

A The combination of moderate economic growth and historically low inflation provided a near-ideal environment for equity investments during the period.
A weak bond market was unable to siphon investment money away from the stock market, as stocks continued to soar to record highs, although not without occasional flashes of volatility. We saw a correction of around 10 percent (as measured by the Dow Jones Industrial Average) that lingered from mid-March through mid-April. Since then, however, market averages have roared back, amply recovering from earlier losses.

     Throughout the period, concerns over rising interest rates set the tone, as investors worried that the Federal Reserve Board commitment to controlling inflation by raising short-term interest rates might slow the economy too much and cut into corporate earnings. On March 25, the Fed increased the federal funds rate by one-quarter of a percentage point, reacting to strong consumer demand and the inflationary implications of a tight labor market. This marked the first hike in short-term interest rates in two years.

Q What strategies did you utilize to manage the Fund's portfolio during the reporting period?

A As is the case with many other sectors in the securities market, REIT investors can be divided into two camps--growth investors, who focus primarily on momentum in earnings, and value investors, who focus primarily on underlying property values or cash flow. While we do not overlook growth companies that are able to create incremental share value through superior property management skills, we are strong proponents of value investing. We select securities that offer the best value relative to their underlying net property assets. We feel that this is an appropriate strategy, adhering to the thesis that efficient markets will, over time, drive values in the public and private markets into equilibrium. In such an environment, we believe that the value style of investing will prevail.

Q What was the Fund's performance during the six-month period ended June 30, 1997?

A The Fund achieved a six-month total return of 6.19 percent /1/ (Class A shares at net asset value). This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of 5.70 percent. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 20.62 percent in the first six months of the year. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Fund performance results.


Q What factors or sectors contributed to the Fund's success in the first six months of the year?

A With respect to the overall portfolio, our value style of investing was beneficial during the period. Recall that the NAREIT Equity REIT Index registered a total return of 35.27 percent in 1996, of which 18.85 percent occurred in the fourth quarter (with a full 10.39 percent return in the final month alone). Given that level of performance, many growth and "momentum" companies sold at significant premiums to underlying real estate values, and thus experienced a retracement of stock prices in the first six months of this year. Our value focus allowed us to avoid a number of companies in which the retrenchment was often significant.

     Our sector weighting and stock selection within sectors also contributed to the Fund's total return in the first half of the year. After last year's outstanding performance, office and hotel property sectors continued to show above-average performance over the past six months, and our overweighted positions in these sectors positively contributed to total return. Limited new supply in both sectors has allowed for better returns. We were somewhat surprised by the above-average performance in the retail sector in the first half of the year, and our holdings in regional malls added significantly to returns. Our stock selection in the manufactured-home sector and the industrial sector also contributed to the Fund's success. For additional Fund portfolio highlights, please refer to page five.

Q    What is your outlook going forward?

A Despite the fact that an increasing number of property sectors are approaching equilibrium, we do not believe that the end of the current real estate cycle is near. Capital flows into this industry, while improved from several years ago, are not at the unprecedented levels that brought about the demise of the prior cycle. Thus, demand for space is being met with a controlled and economically prudent level of new supply. We believe that continued external growth via acquisitions and new development, in combination with the internal growth that results from rising rental rates and increasing occupancy, should lead to further real estate value creation. Consequently, we expect to see continued attractive total returns in this sector, as value creation is ultimately reflected in the price of shares.



/s/ Russell C. Platt                             /s/ Theodore R. Bigman

Russell C. Platt                                 Theodore R. Bigman
Portfolio Manager                                Portfolio Manager
Morgan Stanley Asset Management                  Morgan Stanley Asset Management


                                       6       Please see footnotes on page four

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

Number
of Shares  Description                                                                        Market Value
----------------------------------------------------------------------------------------------------------
           Common and Preferred Stock 90.5%
           Apartments 17.8%
  10,500   Amli Residential Properties Trust.................................................. $   246,750
  57,400   Associated Estates Realty Corp.....................................................   1,348,900
  90,500   Avalon Properties, Inc.............................................................   2,590,563
  85,200   Bay Apartment Communities, Inc.....................................................   3,152,400
   5,000   Columbus Realty Trust..............................................................     113,750
 112,300   Essex Property Trust, Inc..........................................................   3,607,637
  51,300   Gables Residential Trust...........................................................   1,295,325
  78,800   Merry Land & Investment Co.........................................................   1,708,975
  64,700   Oasis Residential, Inc.............................................................   1,520,450
  79,900   Security Capital Atlantic, Inc.....................................................   1,912,606
  11,500   Summit Properties, Inc.............................................................     237,188
                                                                                               -----------
                                                                                                17,734,544
                                                                                               -----------
           Development 3.0%

 192,680   Atlantic Gulf Communities Corp.
           (Including 33,397 shares of each Class A, B and C
           Common Stock Warrants), 144A-Private Placement (a) (b).............................   1,228,335
  35,402   Atlantic Gulf Communities Corp. - Preferred Stock,
           144A-Private Placement (a) (b).....................................................     354,020
   1,700   Brookfield Properties Corp. (a)....................................................      19,822
  83,400   Brookfield Properties Corp. - Common Share Installment Receipts (a)................     586,302
  44,000   Catellus Development Corp. (a).....................................................     797,500
                                                                                               -----------
                                                                                                 2,985,979
                                                                                               -----------
           Healthcare Facilities 9.5%

  29,800   Alexandria Real Estate Equities, Inc...............................................     653,738
  31,400   Healthcare Property Investors, Inc.................................................   1,106,850
 198,000   Nationwide Health Properties, Inc..................................................   4,356,000
 101,890   Omega Healthcare Investors, Inc....................................................   3,330,529
                                                                                               -----------
                                                                                                 9,447,117
                                                                                               -----------
           Hotel & Lodging 12.6%

 188,000   American General Hospitality Corp..................................................   4,653,000
  22,500   Bristol Hotel Co. (a)..............................................................     866,250
 110,600   Extended Stay America, Inc. (a)....................................................   1,741,950
 104,400   Host Marriott Corp. (a)............................................................   1,859,625

                                       7       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Number
of Shares      Description                                                           Market Value
-------------------------------------------------------------------------------------------------
               Hotel & Lodging (Continued)

 65,700        Servico, Inc. (a)..................................................    $   977,288
 57,250        Starwood Lodging Trust.............................................      2,443,859
                                                                                      -----------
                                                                                       12,541,972
                                                                                      -----------

               Manufactured Home Communities 6.8%

172,994        Chateau Properties, Inc............................................      4,951,953
 76,300        Manufactured Home Communities, Inc.................................      1,759,669
                                                                                      -----------
                                                                                        6,711,622
                                                                                      -----------

               Office/Industrial 22.9%

 81,300        Arden Realty Group, Inc............................................      2,113,800
 61,300        Beacon Properties Corp.............................................      2,045,887
 27,200        Boston Properties, Inc. (a)........................................        748,000
167,000        Brandywine Realty Trust............................................      3,381,750
 65,400        CarrAmerica Realty Corp............................................      1,880,250
 44,200        Cornerstone Properties, Inc........................................        679,575
 12,050        EastGroup Properties, Inc..........................................        242,506
103,200        Great Lakes REIT, Inc..............................................      1,696,350
 26,100        Kilroy Realty Corp.................................................        659,025
 45,000        Koger Equity, Inc..................................................        821,250
 37,300        Meridan Industrial Trust, Inc......................................        876,550
105,200        Pacific Gulf Properties, Inc.......................................      2,314,400
 25,900        Prentiss Properties Trust..........................................        663,688
113,800        Trizec Hahn Corp...................................................      2,432,475
200,720        Wellsford Real Properties, Inc., 144A Private Placement (a) (b)....      2,207,920
                                                                                      -----------
                                                                                       22,763,426
                                                                                      -----------

               Retirement/Aged Care 0.8%
 68,500        ARV Assisted Living, Inc. (a)......................................        753,500
                                                                                      -----------

               Self-Storage 1.5%
 54,900        Shurgard Storage Centers, Inc., Class A............................      1,537,200
                                                                                      -----------

               Shopping Centers 5.5%

 47,600        Alexander Haagen Properties, Inc...................................        773,500
170,500        Burnham Pacific Properties, Inc....................................      2,344,375
 26,300        Federal Reality Investment Trust...................................        710,100



                                       8       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Number
of Shares   Description                                                                              Market Value
-----------------------------------------------------------------------------------------------------------------
            Shopping Centers (Continued)
 22,300     First Washington Reality Trust, Inc. - Preferred Ser A
            (Convertible into 28,589 common shares).............................................     $    680,150
 11,500     IRT Property Co.....................................................................          135,125
  3,400     Price REIT, Inc.....................................................................          123,675
    800     Ramco-Gershenson Properties Trust...................................................           14,100
 49,200     Western Investment Real Estate Trust................................................          679,575
                                                                                                     ------------
                                                                                                        5,460,600
                                                                                                     ------------
            Shopping Malls 10.1%

185,000     First Union Real Estate Investments.................................................        2,613,125
127,200     Taubman Centers, Inc................................................................        1,685,400
108,400     Urban Shopping Centers, Inc.........................................................        3,455,250
136,700     Westfield America, Inc..............................................................        2,306,812
                                                                                                     ------------
                                                                                                       10,060,587
                                                                                                     ------------
Total Common and Preferred Stock................................................................       89,996,547
                                                                                                     ------------

Convertible Corporate Obligations 0.5%
Development 0.5%

Brookfield Properties Corp. - Installment Receipts Representing Subordinated Debenture
($868,000 par, 6.00% coupon, 02/14/07 maturity).................................................          490,733
                                                                                                     ------------
Total Long Term Investments 91.0%
        (Cost $83,166,393)......................................................................       90,487,280

Repurchase Agreement 4.8%

Prudential Securities Corp. ($4,785,000 par collateralized by
U.S. Government obligations in a pooled cash account, 5.85%
coupon, dated 06/30/97, to be sold on 07/01/97 at $4,785,778)...................................        4,785,000
                                                                                                     ------------
Total Investments 95.8%
        (Cost $87,951,393)......................................................................       95,272,280

Other Assets in Excess of Liabilities 4.2%......................................................        4,185,287
                                                                                                     ------------
Net Assets 100%.................................................................................     $ 99,457,567
                                                                                                     ============

(a)  Non-income producing security as this stock does not declare dividends.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.


                                       9       See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $87,951,393) ..........................   $  95,272,280
Receivables:
    Investments Sold ..........................................       3,773,695
    Fund Shares Sold ..........................................         759,244
    Dividends .................................................         449,225
    Interest ..................................................          19,467
Unamortized Organizational Costs ..............................           6,058
                                                                  -------------
    Total Assets ..............................................     100,279,969
                                                                  -------------
Liabilities:
Payables:
    Investments Purchased .....................................         418,877
    Fund Shares Repurchased ...................................         141,025
    Distributor and Affiliates ................................          95,038
    Investment Advisory Fee ...................................          77,723
    Custodian Bank ............................................          36,601
    Income Distributions ......................................           6,879
Deferred Compensation and Retirement Plans ....................          18,777
Accrued Expenses ..............................................          27,482
                                                                  -------------
    Total Liabilities .........................................         822,402
                                                                  -------------
Net Assets ....................................................   $  99,457,567
                                                                  =============
Net Assets Consist of:
Capital .......................................................   $  83,308,733
Accumulated Net Realized Gain .................................       9,041,400
Net Unrealized Appreciation ...................................       7,320,887
Accumulated Distributions in Excess of Net Investment Income ..        (213,453)
                                                                  -------------
Net Assets ....................................................   $  99,457,567
                                                                  =============
Maximum Offering Price Per Share:
    Class A Shares:
        Net asset value and redemption price per share (Based
        on net assets of $37,046,310 and 2,727,196 shares of
        beneficial interest issued and outstanding) ...........   $       13.58
        Maximum sales charge (4.75%* of offering price) .......             .68
                                                                  -------------
        Maximum offering price to public ......................   $       14.26
                                                                  =============
    Class B Shares:
        Net asset value and offering price per share (Based on
        net assets of $49,543,431 and 3,647,778 shares of
        beneficial interest issued and outstanding) ...........   $       13.58
                                                                  =============
    Class C Shares:
        Net asset value and offering price per share (Based on
        net assets of $12,867,826 and 948,002 shares of
        beneficial interest issued and outstanding) ...........   $       13.57
                                                                  =============

*On sales of $100,000 or more, the sales charge will be reduced.


                                       10
                                               See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Investment Income:
Dividends..........................................................................    $    1,583,357
Interest...........................................................................           204,867
                                                                                       --------------
        Total Income...............................................................         1,788,224
                                                                                       --------------
Expenses:
Investment Advisory Fee............................................................           400,938
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $38,316,
$196,053 and $52,490, respectively)................................................           286,859
Shareholder Services...............................................................           103,129
Registration and Filing Fees.......................................................            48,348
Trustees Fees and Expenses.........................................................             5,449
Legal..............................................................................             2,079
Amortization of Organizational Costs...............................................             1,742
Other..............................................................................            70,934
                                                                                       --------------
        Net Expenses...............................................................           919,478
                                                                                       --------------
Net Investment Income..............................................................    $      868,746
                                                                                       ==============
Realized and Unrealized Gain/Loss:
Net Realized Gain..................................................................    $    9,066,440
                                                                                       --------------
Unrealized Appreciation/Depreciation
        Beginning of the Period....................................................        11,896,592
        End of the Period..........................................................         7,320,887
                                                                                       --------------
Net Unrealized Depreciation During the Period......................................        (4,575,705)
                                                                                       --------------
Net Realized and Unrealized Gain...................................................    $    4,490,735
                                                                                       ==============
Net Increase in Net Assets From Operations.........................................    $    5,359,481
                                                                                       ==============





                                       11      See Notes to Financial Statements

                      Statement of Changes in Net Assets

                    For the Six Months Ended June 30, 1997
               and the Year Ended December 31, 1996 (Unaudited)

                                                                                    Six Months Ended         Year Ended
                                                                                       June 30, 1997  December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income                                                                   $    868,746       $    842,531
Net Realized Gain                                                                          9,066,440          2,148,797
Net Unrealized Appreciation/Depreciation During the Period                                (4,575,705)         9,735,736
                                                                                        ------------       ------------
Change in Net Assets from Operations                                                       5,359,481         12,727,064
                                                                                        ------------       ------------
Distributions from Net Investment Income                                                    (868,746)          (842,531)
Distributions in Excess of Net Investment Income                                            (206,033)          (144,086)
                                                                                        ------------       ------------
Distributions from and in Excess of Net Investment Income*                                (1,074,779)          (986,617)
Distributions from Net Realized Gain*                                                       (132,310)        (1,848,388)
                                                                                        ------------       ------------
Total Distributions                                                                       (1,207,089)        (2,835,005)
                                                                                        ------------       ------------
Net Change in Net Assets from Investment Activities                                        4,152,392          9,892,059
                                                                                        ------------       ------------
From Capital Transactions:
Proceeds from Shares Sold                                                                 48,107,508         28,516,882
Net Asset Value of Shares Issued Through
Dividend Reinvestment                                                                        975,325          2,353,502
Cost of Shares Repurchased                                                               (11,247,956)        (6,887,785)
                                                                                        ------------       ------------
Net Change in Net Assets from Capital Transactions                                        37,834,877         23,982,599
                                                                                        ------------       ------------
Total Increase in Net Assets                                                              41,987,269         33,874,658
Net Assets:
Beginning of the Period                                                                   57,470,298         23,595,640
                                                                                        ------------       ------------
End of the Period
(Including accumulated distributions in excess of net
investment income of $213,453 and $7,420 respectively)                                  $ 99,457,567       $ 57,470,298
                                                                                        ============       ============


                                           Six Months Ended           Year Ended
     *Distributions by Class                  June 30, 1997    December 31, 1996
     ---------------------------------------------------------------------------
     Distributions from and in Excess of
             Net Investment Income:
             Class A Shares                  $    (483,240)       $    (433,206)
             Class B Shares                       (468,101)            (431,231)
             Class C Shares                       (123,438)            (122,180)
                                             -------------        -------------
                                             $  (1,074,779)       $    (986,617)
                                             =============        =============

     Distributions from Net Realized Gain:
             Class A Shares                  $     (51,543)       $    (717,981)
             Class B Shares                        (63,616)            (877,571)
             Class C Shares                        (17,151)            (252,836)
                                             -------------        -------------

                                             $    (132,310)       $  (1,848,388)
                                             =============        =============


                                       12      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                                               June 9, 1994
                                                                                                           (Commencement of
                                                                                                                 Investment
                                                         Six Months Ended               Year Ended           Operations) to
                                                                 June 30,             December 31,             December 31,
Class A                                                              1997            1996    1995 (a)              1994 (a)
===========================================================================================================================
Net Asset Value, Beginning of the Period...............           $13.008          $ 10.00     $ 9.27               $  9.43
                                                                  -------          -------     ------               -------
        Net Investment Income..........................              .159             .351        .27                   .23
        Net Realized and Unrealized Gain/Loss..........              .628            3.514        .85                  (.18)
                                                                  -------          -------     ------               -------
Total from Investment Operations.......................              .787            3.865       1.12                   .05
                                                                  -------          -------     ------               -------
Less:
        Distributions from and in Excess of
          Net Investment Income........................              .190             .380      .2456                  .153
        Return of Capital Distribution.................               -0-              -0-      .1444                  .057
        Distributions from Net Realized Gain...........              .021             .477        -0-                   -0-
                                                                  -------          -------     ------               -------
Total Distributions....................................              .211             .857        .39                   .21
                                                                  -------          -------     ------               -------
Net Asset Value, End of the Period.....................           $13.584          $13.008     $10.00               $  9.27
                                                                  =======          =======     ======               =======
Total Return (b)                                                     6.19%*          39.82%     12.39%                  .24%(c)
Net Assets at End of the Period (In millions)..........           $  37.0          $  23.3     $  8.5               $   4.6
Ratio of Expenses to Average Net Assets**..............              1.82%            2.60%      2.67%                 1.26%
Ratio of Net Investment Income to
       Average Net Assets**............................              2.61%            3.21%      2.92%                 4.28%
Portfolio Turnover.....................................               104%*             97%        94%                   28%*
Average Commission Paid Per
       Equity Share Traded (d).........................           $ .0410          $ .0486         --                    --

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets................                N/A            2.61%      3.16%                 3.03%
Ratio of Net Investment Income to
       Average Net Assets..............................                N/A            3.19%      2.44%                 2.52%


N/A = Not Applicable

(a)  Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      13       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated (Unaudited).

----------------------------------------------------------------------------------------------------------
                                                                                              June 9, 1994
                                                                                          (Commencement of
                                                                                                Investment
                                                 Six Months Ended      Year Ended           Operations) to
                                                         June 30,     December 31,            December 31,
Class B Shares                                               1997     1996    1995 (a)            1994 (a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........        $13.008     $ 10.00  $  9.28            $  9.43
                                                          -------     -------  -------            -------
  Net Investment Income...........................           .117        .266      .19                .20
  Net Realized and Unrealized Gain/Loss...........           .620       3.519     .843             (.176)
                                                          -------     -------  -------            -------
Total from Investment Operations..................           .737       3.785    1.033               .024
                                                          -------     -------  -------            -------
Less:
  Distributions from and in Excess of
     Net Investment Income........................           .142        .300     .197              .1268
  Return of Capital Distribution..................            -0-         -0-     .116              .0472
  Distributions from Net Realized Gain............           .021        .477      -0-                -0-
                                                          -------     -------  -------            -------
Total Distributions...............................           .163        .777     .313               .174
                                                          -------     -------  -------            -------
Net Asset Value, End of the Period................        $13.582     $13.008  $ 10.00            $  9.28
                                                          =======     =======  =======            =======
Total Return (b)..................................           5.81%*     38.82%   11.37%              (.04%)(c)

Net Assets at End of the Period (In millions).....        $  49.5     $  26.5  $  12.0            $   9.1

Ratio of Expenses to Average Net Assets**.........           2.57%       3.37%    3.50%              1.84%

Ratio of Net Investment Income to
  Average Net Assets**............................           1.89%       2.39%    2.07%              3.81%

Portfolio Turnover................................            104%*        97%      94%                28%*

Average Commission Paid Per
  Equity Share Traded (d)                                 $ .0410     $ .0486       --                 --

*Non-Annualized
**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........            N/A       3.39%    3.99%              3.60%

Ratio of Net Investment Income to
  Average Net Assets..............................            N/A       2.37%    1.58%              2.05%

N/A = Not Applicable
(a)  Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated (Unaudited).
================================================================================

                                                                                          June 9, 1994
                                                                                      (Commencement of
                                                                                            Investment
                                             Six Months Ended          Year Ended       Operations) to
                                                     June 30,         December 31,        December 31,
Class C Shares                                           1997        1996    1995(a)          1994 (a)
 ......................................................................................................
Net Asset Value, Beginning of the Period.........     $12.999     $  9.99    $  9.28            $ 9.43
                                                      -------     -------    -------            ------
  Net Investment Income..........................        .117        .266        .20               .22
  Net Realized and Unrealized Gain/Loss..........        .621       3.520       .823             (.178)
                                                      -------     -------    -------            ------
Total from Investment Operations.................        .738       3.786      1.023              .042
                                                      -------     -------    -------            ------
Less:
  Distributions from and in Excess of
    Net Investment Income........................        .142        .300       .197             .1399
  Return of Capital Distribution.................         -0-         -0-       .116             .0521
  Distributions from Net Realized Gain...........        .021        .477        -0-               -0-
                                                      -------     -------    -------            ------
Total Distribution...............................        .163        .777       .313              .192
                                                      -------     -------    -------            ------
Net Asset Value, End of the Period...............     $13.574     $12.999    $  9.99            $ 9.28
                                                      =======     =======    =======            ======
Total Return (b).................................       5.82%*     38.86%     11.26%              .15%(c)
Net Assets at End of the Period (In millions)....     $  12.9     $   7.7    $   3.1            $  1.3
Ratio of Expenses to Average Net Assets**........       2.58%       3.38%      3.54%             1.62%
Ratio of Net Investment Income to
  Average Net Assets**...........................       1.87%       2.39%      2.11%             3.92%
Portfolio Turnover...............................        104%*        97%        94%               28%*
Average Commission Paid Per
  Equity Share Traded (d)........................     $ .0410     $ .0486          -                 -

*Non-Annualized.

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..........         N/A       3.40%      4.03%             3.38%

Ratio of Net Investment Income to
Average Net Assets...............................         N/A       2.38%      1.62%             2.15%

N/A=Not Applicable
(a)  Based on average shares outstanding

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                 15           See Notes to Financial Statements

                        Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

                        Notes to Financial Statements

                           June 30, 1997 (Unaudited)
================================================================================

D. Organizational Costs-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending
May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At June 30, 1997, for federal income tax purposes cost of long- and short-term investments is $87,951,393; the aggregate gross unrealized appreciation is $8,097,831 and the aggregate gross unrealized depreciation is $776,944, resulting in net unrealized appreciation of $7,320,887.

F. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

     The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

2.  Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly.

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six-months ended June 30, 1997, the Fund recognized expenses of approximately $15,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $81,200, representing ACCESS cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are repayable for a ten-year period and are based upon each trustee's years in service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    For the six months ended June 30, 1997, the Fund paid brokerage commissions to Dean Witter, an affiliate of VKAC, totaling $7,608.

    At June 30, 1997, VKAC owned 10,605 and 53 shares of Classes A and B, respectively.

3.  Capital Transactions

    The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1997, capital aggregated $30,901,692, $41,628,670 and
$10,778,371 for Classes A, B, and C, respectively. For the six months ended June 30, 1997, transactions were as follows:


                                        Shares               Value
==================================================================
Sales:
  Class A........................... 1,287,506       $  16,816,434
  Class B........................... 1,996,326          25,918,046
  Class C...........................   411,882           5,373,028
                                     ---------       -------------
Total Sales......................... 3,695,714       $  48,107,508
                                     =========       =============
Dividend Reinvestment:
  Class A...........................    35,459       $     475,794
  Class B...........................    29,264             392,653
  Class C...........................     7,971             106,878
                                     ---------       -------------
Total Dividend Reinvestment.........    72,694       $     975,325
                                     =========       =============
Repurchases:
  Class A...........................  (387,479)      $  (5,060,019)
  Class B...........................  (415,907)         (5,393,393)
  Class C...........................   (60,528)           (794,544)
                                     ---------       -------------
Total Repurchases...................  (863,914)      $ (11,247,956)
                                     =========       =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
     At December 31, 1996, capital aggregated $18,669,483, $20,711,364 and
$6,093,009 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                        Shares           Value
==============================================================================
Sales:
  Class A..........................................  1,142,133    $ 13,064,447
  Class B..........................................  1,012,720      11,615,644
  Class C..........................................    336,995       3,836,791
                                                     ---------    ------------
Total Sales........................................  2,491,848    $ 28,516,882
                                                     =========    ============

Dividend Reinvestment:
  Class A..........................................     89,245    $  1,046,880
  Class B..........................................     86,852       1,022,967
  Class C..........................................     24,037         283,655
                                                     ---------    ------------
Total Dividend Reinvestment........................    200,134    $  2,353,502
                                                     =========    ============
Repurchases:
  Class A..........................................   (289,138)   $ (3,174,901)
  Class B..........................................   (265,477)     (2,844,469)
  Class C..........................................    (78,881)       (868,415)
                                                     ---------    ------------
Total Repurchases..................................   (633,496)   $ (6,887,785)
                                                     =========    ============

                           July 30, 1997 (Unaudited)
================================================================================

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                             Contingent Deferred
                                                Sales Charge
                                             -------------------
Year of Redemption                           Class B     Class C
================================================================================
First......................................    4.00%       1.00%
Second.....................................    4.00%        None
Third......................................    3.00%        None
Fourth.....................................    2.50%        None
Fifth......................................    1.50%        None
Sixth and Thereafter.......................     None        None

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $40,000 and CDSC on the redeemed shares of approximately $84,000. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $109,484,111 and $76,535,955, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $195,000.

GLOBAL AND
INTERNATIONAL

   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth

   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund

Growth & Income

   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME

   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE

   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.

   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 4,450,620 shares voted for the proposal, 78,458 shares voted against and 193,720 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 4,662,083 shares voted in his favor and 60,715 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 4,660,668 shares voted in his favor and 62,130 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 4,662,985 shares voted in her favor and 59,813 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 4,655,693 shares voted in his favor and 67,105 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 4,663,742 shares voted in his favor and 59,056 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 4,652,812 shares voted in his favor and 69,986 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 4,662,985 shares voted in his favor and 59,813 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 4,651,975 shares voted in his favor and 70,822 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 4,663,782 shares voted in his favor and 59,016 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 4,557,286 shares voted for the proposal, 21,604 shares voted against and 143,908 shares abstained.

            Van Kampen American Capital Real Estate Securities Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
        President
Ronald A. Nyberg*
        Vice President and Secretary
Edward C. Wood, III*
        Vice President and Chief Financial Officer
Curtis W. Morell*
        Vice President and Chief Accounting Officer
John L. Sullivan*
        Treasurer
Tanya M. Loden*
        Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
        Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street,
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After December 31, 1997 the report must be accompanied by a quarterly performance update, if applicable.

Van Kampen American Capital Real Estate Securities Fund

This Page Intentionally Left Blank

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

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